SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                             the ("Exchange Act")

       Date of Report (date of earliest event reported): March 28, 2003


                           PrimePlayer Incorporated
            (Exact Name of Registrant as Specified in its Charter)

                 Nevada                           88-0442629
       (State or Other Jurisdiction             (I.R.S. Employer
             of incorporation)               Identification Number)


                     3993 Howard Hughes Parkway, Suite 270
                            Las Vegas, Nevada 89109
              (Address of Principal Executive Offices) (Zip Code)


                                (702) 892-9502
             (Registrant's Telephone Number, Including Area Code)

ITEM 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

      On March 28, 2003, Gary S. Marrone, M.D. resigned as a member of the Board of Directors in order to dedicate his full-time effort to the growth and development of Blue-Chip Strategies (a privately held company).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

     99.1       Press Release dated March 28, 2003
     99.2       Letter of Resignation from Gary S. Marrone, M.D. dated
                March 28, 2003

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PrimePlayer Incorporated

/s/ Alexander Gilliland
-----------------------------------
Alexander Gilliland, President

Dated: April 1, 2003